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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) March 16, 2006

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

          Nevada                    333-87224                    98-0372780
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

          1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

In connection with the filing of an amendment to our registration statement on Form SB-2/A with the Securities and Exchange Commission, and after reviewing certain accounting principles we had applied in our financial statements for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 previously filed with the Commission, we have determined that those financial statements should no longer be relied upon as we did not properly account for certain liquidated damages associated with a $3.985 million private placement of warrants and shares of our common stock that occurred in February 2005. Previously, we had not reflected the liquidated damages at their fair value nor their effect on other outstanding convertible instruments. Pursuant to the terms of the warrants that we issued in such private placement, the warrant holders are entitled to liquidated damages payable in cash or shares of our common stock at a rate of 1% following a grace period of 11 months if an event of default by Electronic Sensor Technology occurs. There is no maximum penalty stated for the liquidated damages to which the warrant holders may be entitled. In determining the proper accounting for the liquidated damages, we considered the guidance contained in Emerging Issue Task Force ("EITF") 05-04 View C, "The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument", subject to EITF Issue No. 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock". Because there is no explicit number of shares that are to be delivered upon satisfaction of the liquidated damages, we are unable to assert that we had or have sufficient authorized and unissued shares to settle the liquidated damages. Accordingly, all of our previously issued and outstanding instruments, such as warrants and options, as well as those issued in the future, would be classified as liabilities as well, effective with the granting of the right to receive liquidated damages.

This determination was made by us on March 16, 2006 and affects our quarterly reports of Form 10-QSB for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005. We will restate the financial statements included in our quarterly reports of Form 10-QSB for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 and file amended quarterly reports on Form 10-QSB/A for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, as soon as practicable.

The proper accounting for such liquidated damages provision affects the following figures in our quarterly financial statements:

                                                                 Interim Periods
                         -------------------------------------------------------------------------------------------
                           Three Months                                            Three Months       Nine Months
                              Ended          Three Months        Six Months           Ended              Ended
                             March 31,      Ended June 30,      Ended June 30,     September 30,     September  30,
                              2005               2005               2005               2005               2005
                         ---------------    ---------------    ---------------    ---------------    ---------------
Liabilities:             $   (10,347,933)                      $    (3,356,109)                      $      (639,156)
Shareholders'
 deficit:                     10,347,933                             3,356,109                               639,156
Net loss:                     (6,536,225)         6,991,823            455,599          2,716,954          3,172,552
Basic and diluted
 earnings per share:               (0.12)              0.13              (0.01)             (0.05)             (0.06)

The accounting for the liquidated damages has no effect on our assets or cash flows used in operating and investing activities or cash generated from financing activities for the aforementioned interim periods.

Our President and Chief Executive Officer and Vice President of Finance and Administration (our principal financial and accounting officer) discussed the matters described herein with our independent accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELECTRONIC SENSOR TECHNOLOGY, INC.


Date:  March 17, 2006               By: /s/ Teong C. Lim
                                        ----------------------------------------
                                    Name:  Teong C. Lim
                                    Title: President and Chief Executive Officer